UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 1, 2024

 Stanley Black & Decker, Inc.
(Exact name of registrant as specified in its charter)

CT	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 STANLEY DRIVE
NEW BRITAIN, CT 06053
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class		Trading Symbols	Name Of Each Exchange On Which Registered
Common Stock	- $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 1, 2024, Stanley Black & Decker, Inc. issued a press release announcing fourth quarter and full year 2023 results.

Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
99.1 Press release dated February 1, 2024, issued by Stanley Black & Decker, Inc.
99.2 Financial statements and supporting schedules contained in Stanley Black & Decker, Inc.'s February 1, 2024 press release.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

February 1, 2024	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 1, 2024, issued by Stanley Black & Decker, Inc.

99.2	Financial statements and supporting schedules contained in Stanley Black & Decker, Inc.'s February 1, 2024 press release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).